UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
_______________________________

Investment Company Act file number:  811-06103

Investors Cash Trust
(Exact name of registrant as specified in charter)

345 Park Avenue
New York, NY 10154
(Address of principal executive offices)  (Zip code)

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 250-3220

Date of fiscal year end:  3/31

Date of reporting period:  12/31/2011

ITEM 1.	SCHEDULE OF INVESTMENTS

Investment Portfolio	as of December 31, 2011 (Unaudited)

Central Cash Management Fund
	Principal Amount ($)	Value ($)
Commercial Paper 18.6%
Issued at Discount **
Straight-A Funding LLC:
144A, 0.1%, 1/19/2012	26,000,000	25,998,700
144A, 0.19%, 1/31/2012	40,000,000	39,993,666
144A, 0.19%, 2/3/2012	60,396,000	60,385,481
144A, 0.19%, 2/13/2012	50,000,000	49,988,653

Total Commercial Paper (Cost $176,366,500)		176,366,500
Supranational 10.6%
International Bank for Reconstruction & Development, 0.049% **, 2/13/2012 (Cost $99,994,028)	100,000,000	99,994,028
Government & Agency Obligations 49.8%
U.S. Government Sponsored Agencies 41.8%
Federal Farm Credit Bank:
0.1% *, 1/12/2012	25,000,000	25,000,019
0.257% **, 4/4/2012	7,500,000	7,494,908
Federal Home Loan Bank:
0.001% **, 1/27/2012	55,000,000	54,999,960
0.13%, 1/23/2012	14,000,000	13,999,722
0.13%, 5/15/2012	18,500,000	18,496,399
0.16%, 4/30/2012	12,500,000	12,498,865
0.23%, 8/24/2012	10,000,000	10,002,673
0.25% *, 5/17/2013	12,000,000	12,000,000
0.26% *, 4/5/2013	7,500,000	7,499,037
0.26% *, 4/12/2013	8,000,000	7,998,964
Federal Home Loan Mortgage Corp.:
0.029% **, 1/25/2012	35,000,000	34,999,300
0.099% **, 2/23/2012	50,000,000	49,992,639
0.1% **, 7/11/2012	20,000,000	19,989,333
0.111% **, 1/11/2012	7,500,000	7,499,750
0.243% *, 2/16/2012	10,640,000	10,640,486
2.125%, 3/23/2012	7,500,000	7,530,951
Federal National Mortgage Association:
0.03% **, 4/16/2012	10,000,000	9,999,117
0.06% **, 5/7/2012	25,000,000	24,994,708
0.132% **, 1/3/2012	15,000,000	14,999,842
0.137% **, 2/17/2012	5,000,000	4,999,086
0.142% **, 1/17/2012	25,000,000	24,998,333
0.189% **, 10/1/2012	15,000,000	14,978,308

		395,612,400
U.S. Treasury Obligations 8.0%
U.S. Treasury Notes:
0.875%, 1/31/2012	7,500,000	7,504,108
1.375%, 4/15/2012	7,500,000	7,521,639
1.375%, 10/15/2012	12,800,000	12,922,907
4.5%, 3/31/2012	5,000,000	5,050,861
4.5%, 4/30/2012	25,000,000	25,363,796
4.625%, 2/29/2012	10,000,000	10,069,050
4.75%, 5/31/2012	7,000,000	7,131,713

		75,564,074

Total Government & Agency Obligations (Cost $471,176,474)		471,176,474
Repurchase Agreements 3.2%
The Goldman Sachs & Co., 0.08%, dated 12/30/2011, to be repurchased at $30,500,271 on 1/3/2012 (a) (Cost $30,500,000)	30,500,000	30,500,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $778,037,002) †	82.2	778,037,002
Other Assets and Liabilities, Net	17.8	168,893,673

Net Assets	100.0	946,930,675

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.

†	The cost for federal income tax purposes was $778,037,002.
*
Floating rate securities’ yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2011.

**	Annualized yield at time of purchase; not a coupon rate.
(a)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
11,164,015	Federal Home Loan Mortgage Corp.	4.5-5.5	6/1/2021-4/1/2039	12,048,838
17,766,742	Federal National Mortgage Association	3.309-5.741	8/1/2037-1/1/2041	19,061,162
Total Collateral Value				31,110,000

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Securities held by the fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments.

	Level 1	Level 2	Level 3	Total
Assets
Investments in Securities(b)	$—	$747,537,002	$—	$747,537,002
Repurchase Agreements	—	30,500,000	—	30,500,000
Total	$—	$778,037,002	$—	$778,037,002

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended December 31, 2011.
(b)	See Investment Portfolio for additional detailed categorizations.

ITEM 2.	CONTROLS AND PROCEDURES

(a)   The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)   There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Central Cash Management Fund, a series of Investors Cash Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	February 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	February 21, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 21, 2012